Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2x Long GLW Daily ETF (the “Fund”)

A series of the Themes ETF Trust

Supplement dated March 13, 2026, to the currently effective Summary Prospectus dated

March 6, 2026, and the Prospectus dated January 12, 2026, of the Fund

Effective March 13, 2026, the Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts. If you have any questions, please call 1-866-5Themes (1-866-584-3637).

Please retain this Supplement for future reference